UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2017 (January 16, 2017)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1600 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On January 16, 2017, Memorial Production Partners LP (the “Partnership”) and certain of its subsidiaries (collectively with the Partnership, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions,” and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”) to pursue a Joint Chapter 11 Plan of the Debtors (as proposed, the “Plan”). The Partnership’s Chapter 11 Case is being administered under the caption In re Memorial Production Partners LP, et al. The Debtors have filed a motion with the Court seeking to administer all of the Debtors’ Chapter 11 Cases jointly under the caption In re Memorial Production Partners LP, et al. No trustee has been appointed, and the Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Partnership expects to continue its operations without interruption during the pendency of the Chapter 11 Cases. To assure ordinary course operations, the Partnership is seeking approval from the Court for a variety of “first day” motions seeking various relief and authorizing the Debtors to maintain their operations in the ordinary course. Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Partnership’s claims agent, Rust Consulting/Omni Bankruptcy, at 1120 Avenue of the Americas, 4th Floor, New York NY 10036.

The subsidiary Debtors in the Chapter 11 Cases are Memorial Production Partners GP LLC; MEMP Services LLC; Memorial Production Operating LLC; Memorial Production Finance Corporation; WHT Energy Partners LLC; WHT Carthage LLC; Memorial Midstream LLC; Beta Operating Company, LLC; Columbus Energy, LLC; Memorial Energy Services LLC; Rise Energy Operating, LLC; Rise Energy Minerals, LLC; Rise Energy Beta, LLC; and San Pedro Bay Pipeline Company.

The Plan is subject to acceptance by the Debtors’ creditors (as and to the extent required under the Bankruptcy Code) and confirmation by the Court. Information contained in the Plan and the disclosure statement dated January 16, 2017 relating to the Plan (the “Disclosure Statement”) is subject to change, whether as a result of amendments to the Plan, third-party actions, or otherwise.

This Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Court has not yet approved the Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances or rejections of the Plan. Accordingly, the filing and dissemination of the Disclosure Statement are not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Disclosure Statement be relied on for any purpose until a determination by the Court that the Disclosure Statement contains adequate information.

Summaries of the key features of the Plan were included in Item 1.01 to the Partnership’s Current Report on Form 8-K filed on December 23, 2016 and Item 1.01 to the Partnership’s Current Report on Form 8-K filed on January 17, 2017. Such descriptions of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, a copy of which is filed as Exhibit 2.01 to this Current Report on Form 8-K.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 constitutes an event of default that accelerated the Partnership’s obligations under the following debt instruments (the “Debt Instruments”):

•	Credit Agreement dated as of December 14, 2011, as amended, by and among Memorial Production Operating LLC, as borrower, each of the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto;

•	Indenture dated as of April 17, 2013, between the Partnership and Memorial Production Finance Corporation, as issuers, each of the guarantors party thereto, and Wilmington Trust, National Association, as successor trustee; and

•	Indenture dated as of July 17, 2014, between the Partnership and Memorial Production Finance Corporation, as issuers, each of the guarantors party thereto, and Wilmington Trust, National Association, as successor trustee.

The Debt Instruments provide that as a result of the commencement of the Chapter 11 Cases, the principal and accrued interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Bankruptcy Petitions, and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01. Regulation FD Disclosure.

On January 16, 2017, the Partnership issued a press release announcing the filing of the Chapter 11 Cases, as described in Item 1.03. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Attached as Exhibit 99.2 is a copy of the Disclosure Statement which was filed with the Court in connection with the Bankruptcy Cases and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of the Partnership’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01. Other Events.

The Partnership cautions that trading in the Partnership’s securities during the pendency of the anticipated Chapter 11 proceedings is highly speculative and poses substantial risks. Trading prices for the Partnership’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Partnership’s securities in the Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, but are not limited to, statements about financial restructuring or strategic alternatives and the Partnership’s expectations of plans, goals, strategies (including measures to implement strategies), objectives and anticipated results with respect thereto. These statements are based on certain assumptions made by the Partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks and uncertainties relating to, among other things: the ability to confirm and consummate the Plan; the bankruptcy process, including the effects thereof on Partnership’s business and on the interests of various constituents, the length of time that the Partnership may be required to operate in bankruptcy and the continued availability of operating capital during the pendency of such proceedings; third party motions in any bankruptcy case, which may interfere with the ability to confirm and consummate a plan of reorganization; the potential adverse effects of bankruptcy proceedings on the Partnership’s liquidity or results of operations; increased costs to execute the financial restructuring; the Partnership’s efforts to reduce leverage; the Partnership’s level of indebtedness including its ability to satisfy its debt obligations; risks related to the Partnership’s ability to generate sufficient cash flow, to make payments on its obligations and to execute its business plan and the terms of the Plan; the Partnership’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing the Partnership’s indebtedness or otherwise; the uncertainty of the impact that any financial restructuring implemented will have on the market for the Partnership’s publicly traded securities; tax consequences of business transactions; and changes in commodity prices and hedge positions and the risk that the Partnership’s hedging strategy may be ineffective or may reduce its income. Please read the Partnership’s filings with the SEC, including “Risk Factors” in the Partnership’s Annual Report on Form 10-K, and if applicable, the Partnership’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on the Partnership’s Investor Relations website at http://investor.memorialpp.com/sec.cfm or on the SEC’s website at http://www.sec.gov, for a discussion of risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by these cautionary statements. Except as required by law, the Partnership undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.01	Joint Chapter 11 Plan of Memorial Production Partners LP and its affiliated Debtors, dated January 16, 2017.

99.1	Press Release dated January 16, 2017.

99.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization for the Debtors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: January 17, 2017	By:	/s/ Jason M. Childress
Jason M. Childress
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.01	Joint Chapter 11 Plan of Memorial Production Partners LP and its affiliated Debtors, dated January 16, 2017.

99.1	Press Release dated January 16, 2017.

99.2	Disclosure Statement for Joint Chapter 11 Plan of Reorganization for the Debtors.